EXHIBIT 99.1

BOSTON SCIENTIFIC ANNOUNCES ELECTION OF DR. KRISTINA M. JOHNSON
TO ITS BOARD OF DIRECTORS

Natick, MA (December 20, 2010) -- Boston Scientific Corporation (NYSE: BSX) today announced that the Company’s Board of Directors has elected Kristina M. Johnson, Ph.D., as a Director, effective January 1, 2011.  Dr. Johnson previously served as a Director of Boston Scientific before accepting an appointment in 2009 as Under Secretary at the U.S. Department of Energy.

Prior to her appointment as Under Secretary, Dr. Johnson was Provost and Senior Vice President for Academic Affairs at The Johns Hopkins University.  Previously, she served as Dean of the Pratt School of Engineering at Duke University.  She has held positions as a full professor in the Electrical and Computer Engineering Department, University of Colorado-Boulder, and Director of the National Science Foundation Engineering Research Center for Optoelectronics Computing Systems.  Dr. Johnson has served as a director of AES Corporation, Minerals Technologies, Inc. and Nortel Networks Corporation.

Dr. Johnson received B.S., M.S. and Ph.D. degrees in electrical engineering from Stanford University.  She was a Fulbright Faculty Scholar in the Department of Electrical Engineering at the University of Edinburgh, and a NATO Post-Doctoral Fellow at Trinity College, Dublin.  Dr. Johnson has been recognized with numerous awards for her many contributions to engineering, including the John Fritz Medal, which is widely considered the highest award in the engineering profession.  Previous recipients include Alexander Graham Bell, Thomas Edison and Orville Wright.

“We are very pleased to welcome Dr. Johnson back to Boston Scientific,” said Pete Nicholas, Chairman of the Boston Scientific Board of Directors.  “She is a distinguished leader with a broad range of expertise in science, technology, business, education and government.  We are extremely fortunate to have someone of her intellect, talent and experience as a member of our Board.”

With the election of Dr. Johnson, the Boston Scientific Board of Directors increases to 13 members.

About Boston Scientific

Boston Scientific is a worldwide developer, manufacturer and marketer of medical devices whose products are used in a broad range of interventional medical specialties.  For more information, please visit: www.bostonscientific.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Forward-looking statements may be identified by words like “anticipate,” “expect,” “project,” “believe,” “plan,” “estimate,” “intend” and similar words.  These forward-looking statements are based on our beliefs, assumptions and estimates using information available to us at the time and are not intended to be guarantees of future events or performance.  These forward-looking statements include, among other things, statements regarding our leadership and corporate governance.  If our underlying assumptions turn out to be incorrect, or if certain risks or uncertainties materialize, actual results could vary materially from the expectations and projections expressed or implied by our forward-looking statements.  These factors, in some cases, have affected and in the future (together with other factors) could affect our ability to implement our business strategy and may cause actual results to differ materially from those contemplated by the statements expressed in this press release.  As a result, readers are cautioned not to place undue reliance on any of our forward-looking statements.

Factors that may cause such differences include, among other things: future economic, competitive, reimbursement and regulatory conditions; new product introductions; demographic trends; intellectual property; litigation; financial market conditions; and, future business decisions made by us and our competitors.  All of these factors are difficult or impossible to predict accurately and many of them are beyond our control.  For a further list and description of these and other important risks and uncertainties that may affect our future operations, see Part I, Item 1A – Risk Factors in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, which we may update in Part II, Item 1A – Risk Factors in Quarterly Reports on Form 10-Q we have filed or will file hereafter.  We disclaim any intention or obligation to publicly update or revise any forward-looking statements to reflect any change in our expectations or in events, conditions or circumstances on which those expectations may be based, or that may affect the likelihood that actual results will differ from those contained in the forward-looking statements.  This cautionary statement is applicable to all forward-looking statements contained in this document.

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Boston Scientific Corporation